Exhibit 33

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-KSB/A of Cala  Corporation (the Company) for the year ended December 31, 2006,  as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Joseph Cala, Chairman and Chief  Executive Officer of the Company, certify, pursuant to 18  U.S.C. Section 1350, as adopted pursuant to Section 906 of  the Sarbanes Oxley Act of 2002, that to my knowledge

1.   The Report fully complies with the requirements of  section 13(a)or 15(d)of the Securities Exchange Act of  1934 (15 U.S.C. 78m(a) or 78o(d) and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2008	By: /s/ Joseph Cala
Joseph Cala
Principal Executive Officer and Principal Financial Officer